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                                POWER OF ATTORNEY

         Each of the undersigned officers and directors of Trans-Resources, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Arie Genger and Lester W. Youner, and each of them, as the undersigned's true and lawful attorney-in-fact, with full power to each of them to act without the other, to execute in the name and on behalf of the undersigned, individually and in the capacity stated below, the Registration Statement on Form S-4 of the Company relating to the exchange offer for the Company's 10 3/4% Senior Notes due 2008 and 12% Senior Discount Notes due 2008, which Registration Statement the Company is about to file with the Securities and Exchange Commission, Washington, D.C., and any and all amendments thereto, which amendments may make such changes in such Registration Statement as either such attorney-in-fact may deem appropriate.

         Each of the undersigned does further hereby ratify and confirm all that either said attorney-in-fact may do or cause to be done pursuant to the power granted hereby.

Dated:  May 4, 1998

                                    /s/  Arie Genger
                                    --------------------------------------------
                                    Arie Genger
                                    Director, Chairman of the Board
                                    and Chief Executive Officer
                                    (principal executive officer)


                                    /s/  Thomas G. Hardy
                                    --------------------------------------------
                                    Thomas G. Hardy
                                    Director


                                    /s/  Martin A. Coleman
                                    --------------------------------------------
                                    Martin A. Coleman
                                    Director


                                    /s/  Sash A. Spencer
                                    --------------------------------------------
                                    Sash A. Spencer
                                    Director


                                    /s/  Lester W. Youner
                                    --------------------------------------------
                                    Lester W. Youner
                                    Vice President, Treasurer,
                                    Chief Financial Officer and Secretary
                                    (principal financial and accounting officer)